United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): December 6, 2002
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                              Sense Holdings, Inc.
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             (Exact name of registrant as specified in its charter)



          Florida                     333-86206                  82-0326560
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(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)              Identification No.)



             4503 NW 103rd Avenue; Suite 200, Sunrise, Florida 33351
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                    (Address of principal executive offices)



        Registrant's telephone number, including area code: (954)  726-1422
                                                           -----------------



   ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Sense Holdings, Inc. ("Sense"), has entered into a Purchase, License and Service Agreement with the world's largest commercial passenger airline carrier ("Airline"). The Agreement enables the Airline, and its affiliates, to purchase Sense's biometrically enabled time and attendance components as needed throughout its infrastructure.

         Sense's biometric components include customized versions of its:
SEC(TM) (Sense Enrollment Component) biometric software; BDS(TM) (Biometric Distribution Server) biometric data management software and hardware; BioClock(R) DTU (Desk Top Unit for Registration) biometric peripheral; BioClock(R) 300 (Field Clocking Device) biometric hardware; training for use of the software and hardware; deployment of the software and hardware where required in the field; maintenance of Sense products; and integration software to facilitate integration with third party vendors and existing systems. The SEC(TM) software will be loaded on an enrollment station PC that is connected to a BioClock(R) DTU. An employee will enroll by placing a finger on the BioClock(R) DTU, which enables the SEC(TM) software to capture the employee's fingerprint image and create biometric data. The biometric data will be sent to Sense's BDS(TM) for storage and distributed to the BioClock(R) 300 residing on the Airline's network. An employee may now use the system by placing a finger on the BioClock(R) 300 and creating punch information. The punch information is then ported for processing to third party vendors, and existing time and attendance systems, residing on the Airline's network. The BioClock(R) 300 has been specifically designed to allow for seamless integration and replacement of existing time and attendance stations currently in use by the Airline.

         The use of Sense's biometric components represents the Airline's commitment to an increase in management efficiency and enhanced security. Sense was chosen as the biometric supplier based on its expertise, product reliability and ability to integrate with third party vendors and existing systems. Sense's biometric components represent an increase in efficiency and security by automating time and attendance data collection and using an employee's unique fingerprint to generate that data. No one will be able to clock into a flight center without being registered in the system and physically placing a registered finger on the BioClock(R) 300. The Airline can account for every employee at a particular flight center on a real time basis as punch information is sent back to the Airline's central server. The system may be used to secure access to restricted areas within a flight center by requiring the employee to use his/her fingerprint to gain access to those areas.

         Sense has received an initial purchase order under the Agreement for the biometric components with deployment at the Airline's flight operation centers in Miami International Airport and Boston's Logan International Airport. After successful deployment, the agreement further authorizes the Airline, and its affiliates, to purchase biometric components as needed throughout its infrastructure. The Airline has flight operation centers throughout the United States and the world.

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

The commitment by Sense to deliver the Airline custom biometric components, represents a material event that could significantly increase both capital expenditure and sales revenues currently reported by Sense.

         Sense has completed proprietary design of the required biometric components. The biometric components offer an enterprise level solution. Full deployment will mark the single largest, centrally reporting, user configurable, biometric project in Sense's history. It also marks Sense's entry into an enterprise level market place where large companies will be able to utilize a network of biometric components. The installation will prove that biometrics can be effectively deployed for a large number of employees, over a large infrastructure, on a cost efficient basis. As such, Sense is committed to designing and marketing its biometric components to customized, large scale, installations. Sense will continue to develop and sell its biometric components to all of its current markets. However, Sense's ability and desire to market and design at an enterprise client level, represents a material event that could significantly increase both capital expenditure and sales revenues currently reported by Sense.

Information relating to Forward-Looking Statements

         This report includes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Except for historical matters, the matters discussed are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, that reflect Sense Holdings, Inc.'s ("Sense") current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. Sense undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The following risk factors, among other possible factors, could cause actual results to differ materially from historical or anticipated results: (1) changes in business conditions; (2) lower than anticipated demand by customers for the Sense's products, particularly in the current economic environment; (3) slower commitments of customers to installations or technology adoption; (4) possible increases in per unit product manufacturing costs as a result of slowing economic conditions or other factors;
(5) Sense's ability to provide and market innovative and cost-effective products; (6) competitive pricing pressures causing profit erosion; (7) the availability and pricing of component parts and raw materials; (8) possible increases in the payment time for receivables, as a result of economic conditions or other market factors; (9) changes in regulations or standards applicable to the Sense's products; and (10) unanticipated liabilities or expenses. More information about potential factors that could affect Sense's business and financial results is included in Sense's Annual Report on Form 10-K for the year ended December 31, 2001, and Sense's other Securities and Exchange Commission filings.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SENSE HOLDINGS, INC.

                                        By: /s/ Dore Scott Perler
                                            ----------------------------
                                            Dore Scott Perler
                                            President

Dated:   December 6, 2002.